SUPPLEMENT DATED SEPTEMBER 6, 2016
To the following variable annuity prospectuses dated April 25, 2016, as supplemented:

Allianz Alterity®
Allianz Rewards®
Allianz VisionSM
Allianz VisionSM New York
Allianz ConnectionsSM

ISSUED BY
Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, "Allianz Life")
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. The investment options referenced below may not be offered in certain annuity products listed above. See your product prospectus for investment option availability and see your Investment Option prospectus for further information regarding the following updates.

Effective October 21, 2016, the Name, Investment Objective, and Principal Investment Strategies will change for the following Investment Options:

Previous Name	New Name
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Balanced Allocation Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Core Bond (Hedged) Portfolio

In the Investment Options section of the prospectus, the table will change as follows:
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
PIMCO
Pacific Investment Management Company LLC	PIMCO VIT Balanced Allocation Portfolio	Specialty	Total return which exceeds that of its benchmark
Invests in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets ("Equity Sleeve") and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments ("Fixed Income Sleeve").

	PIMCO VIT Global Core Bond (Hedged) Portfolio	Intermediate-Term Bonds	Total return which exceeds that of its benchmark
At least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

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